SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT Pursuant

to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2001 (June 19, 2001)

Digital Commerce International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Other Jurisdiction of Incorporation)

02-0337028

(Commission File Number (IRS Employer Identification No.)

650-1199 West Hastings Street, Vancouver B.C. V6E 3T5

(Address of Principal Executive Offices) (Zip Code)

604.601.0885

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

Effective June 19, 2001, the registrant terminated Crouch, Bierwolf & Associates, which had served as the registrant's independent accountants since March 19, 2001, as its auditor, within the meaning of Item 304(a)(1)(i) of Regulation S-K of the Securities and Exchange Commission. The decision to change accountants was approved by the Board of Directors of the registrant.

Crouch, Bierwolf & Associates report on the registrant's financial statements for the fiscal year ended 2000 contained no adverse opinions or disclaimer of opinions, and was not qualified as to audit scope, accounting principles, or uncertainties.

The registrant notified Crouch, Bierwolf & Associates that during the two most recent fiscal years and the period from March 19, 2001 to June 19, 2001 there were no disputes between the registrant and Crouch, Bierwolf & Associates as to matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, if not resolved to the satisfaction of Crouch, Bierwolf & Associates, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The registrant requested that Crouch, Bierwolf & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received by the registrant from Crouch, Bierwolf & Associates with respect to the registrant's request, addressed to the Securities and Exchange Commission, is filed as Exhibit 16.1 to this Form 8-K/A.

On June 19, 2001, the registrant engaged Marks, Paneth & Shron LLC as its new independent accountants following its termination of Crouch, Bierwolf & Associates. The registrant's Board of Directors approved the engagement of Marks, Paneth & Shron LLC as its independent auditors with respect to the registrant's fiscal year ending October 31, 2001.

During the most recent fiscal year and through June 19, 2001, the registrant had not consulted with Marks, Paneth & Shron LLC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that Marks, Paneth & Shron LLC concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.
(a) Financial Statements. Not Applicable.

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(b) Pro Forma Financial Information. Not Applicable.

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(c) Exhibits.

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Exhibit 16.1 / Letter from Crouch, Bierwolf & Associates dated June 19,

2001/ Re-affirmed December 11, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Commerce International, Inc.

Date: December 11, 2001 (March 26 , 2001) By: /s/ John W. Combs

John W. Combs, Principal Financial Officer

December 11, 2001

Securities and Exchange Commission
Washington, D.C. 20549

Re: Digital Commerce International, Inc.
File No. 02-0337028

Dear Sir or Madam:

We have read Item 4 of the Form 8-K/A of Digital Commerce International, Inc. dated December 11, 2001, and agree with the statements contained therein except for information in the first paragraph relating to the engagement of Marks, Paneth & Shron LLC and information in the sixth paragraph relating to consultation with Marks, Paneth & Shron LLC about which we have no knowledge.

Very truly yours,
/s/ Crouch, Bierwolf & Associates